EXECUTION COPY






                              PLEDGE AGREEMENT


                                  between



                        Aegis Consumer Finance, Inc.
                                 as Pledgor


                                    AND


                             III Finance, Ltd.,


                         Dated as of April 30, 1997

                              PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (the
"Pledge Agreement"), dated as of April 30, 1997, is executed by and between AEGIS CONSUMER
FINANCE, INC., a Delaware corporation (the
"Pledgor") and III FINANCE, LTD., a Cayman
Islands company, ("Lender"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement (as defined below).

                                WITNESSETH:

         WHEREAS, the Pledgor, Aegis
Auto Finance, Inc. ("AAF" or the "Borrower") and the Lender are parties to a certain Amended and Restated Master Loan Agreement (the "Loan
Agreement"), which Loan Agreement, among other things, restates the terms of various Existing
Loan Agreements;

         WHEREAS, the Pledgor owns
certain limited partnership interests ("LP Units") in each of Aegis Auto Receivables 1994-A, L.P.,
Aegis Auto Receivables 1994-2, L.P., Aegis Auto
Receivables 1994-3, L.P. and Aegis Auto
Receivables 1995-1, L.P. (collectively the
"Subsidiary Partnerships" and each a "Subsidiary
Partnership") and has previously pledged an interest in the Pledged Collateral relating to the above-named subsidiaries under the Existing Loan
Agreements; and

         WHEREAS, the Lender has
required, as a condition to its entering into the Loan Agreement, that the Pledgor execute and deliver this Pledge Agreement to re-evidence its obligations in respect of the Pledged Collateral (as defined below);

         NOW, THEREFORE, for and in
consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Pledgor pursuant to the Loan
Agreement, or any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Lender hereby agree as follows:

         1.  Pledge.  The Pledgor hereby
pledges to the Lender, and grants to the Lender a security interest in, the following (collectively, the "Pledged Collateral"):

         (a)  all of Pledgor's rights in the LP
    Units (the "Pledged LP Units") and all of
    Pledgor's rights as a partner in each
    Subsidiary Partnership and to the property
    (and interests in property) that is owned by each Subsidiary Partnership;

         (b)  all of Pledgor's rights, if any,
    to participate in the management of each Subsidiary Partnership;

         (c)  all rights, privileges, authority
    and powers of Pledgor as owner or holder of the LP Units in each Subsidiary
    Partnership, including, but not limited to, all general intangibles and contract rights related thereto;

         (d)  all documents and certificates
    representing or evidencing Pledgor's
    partnership interest in each Subsidiary
    Partnership;

         (e)  all of Pledgor's interest in and
    to the profits and losses of the Subsidiary
    Partnerships and Pledgor's right as a
    partner of the Subsidiary Partnerships to receive distributions of the Subsidiary
    Partnership's respective assets, upon
    complete or partial liquidation or
    otherwise;

         (f)  all of Pledgor's right, title and
    interest to receive payments of principal and interest on any loans and/or other extensions of credit made by Pledgor or its Affiliates to the Subsidiary Partnerships and any all instruments creating or evidencing such rights;

         (g)  all distributions, cash,
    instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, Pledgor's partnership interest in the Subsidiary Partnerships; and

         (h)  any other right, title, interest,
    privilege, authority and power of the
    Pledgor in or relating to the Subsidiary
    Partnerships, all whether now existing or hereafter arising, and whether arising under a partnership agreement (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and any and all proceeds of any of the foregoing and all books and records of the Pledgor pertaining to any of the foregoing.

         2.  Security for Liabilities.  The
Pledged Collateral secures the prompt payment, performance and observance of (i) the Pledgor's obligations and liabilities under the Loan
Agreement and each agreement, document or instrument executed pursuant to or in connection with the Loan Agreement and (ii) the Pledgor's obligations and liabilities under this Pledge
Agreement and each agreement, document or instrument executed pursuant to or in connection with this Pledge Agreement (all such obligations and liabilities of the Pledgor now or hereafter existing being hereinafter referred to as the "Liabilities").

         3.  Pledged Collateral Adjustments.
If, during the term of this Pledge Agreement any additional percentage interests, shares, units, options or warrants of partnership interests in the Subsidiary Partnerships (whether or not certificated or otherwise evidenced in writing), any subscriptions, warrants or any other rights or options issued in connection with any of the Pledged Collateral or any options, warrants or convertible securities in connection with the Pledged Collateral shall be acquired by the Pledgor by purchase, additional contribution, reclassification or otherwise (such acquired collateral, the "Additional Collateral"), then all such Additional Collateral shall be immediately delivered to and held by the Lender under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; provided, however, that nothing contained in this Section 3 shall be deemed to permit any issuance of additional percentage interests, shares, units, options or warrants of partnership interests which is not permitted in the Loan Agreement.

         4.  Subsequent Changes Affecting
Pledged Collateral. The Pledgor represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral
(including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Lender shall have no obligation to inform the Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Lender may, after the occurrence of an Event of Default, without notice and at its option, transfer or register the Pledged
Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, the Lender may at any time exchange certificates or instruments representing or evidencing Pledged
Shares for certificates or instruments of smaller or larger denominations.

         5.  Representations and Warranties.
The Pledgor represents and warrants as follows:

         (a)  The Pledgor is the legal and
beneficial owner of the Pledged LP Units identified on Exhibit A, free and clear of any Lien except for the security interest created by this Pledge Agreement or in connection with any Senior Indebtedness and the Pledgor owns no other LP Units other than that identified on Exhibit A;

         (b)  The Pledgor has full corporate
power and authority to enter into this Pledge
Agreement;

         (c)  There are no restrictions upon
the voting rights associated with, or upon the transfer of, any of the Pledged Collateral;

         (d)  The Pledgor has the right to
vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens other than the Lien created pursuant to this Pledge Agreement, the Existing Loan
Agreements or in connection with that certain
Indenture dated as of April 30, 1997 (the
"Indenture") between the Borrower and Norwest
Minnesota Bank, N.A., as Indenture Trustee;

         (e)  No authorization, approval, or
other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either (i) for the pledge of the Pledged
Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) for the exercise by the Lender of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally); and

         (f)  The pledge of the Pledged
Collateral pursuant to this Pledge Agreement creates a valid and perfected security interest in the Pledged Collateral, in favor of the Lender, securing the payment and performance of the Liabilities.

         6.  Voting Rights.  During the term
of this Pledge Agreement, and except as provided in this Section 7(b) below, the Pledgor shall have the right to vote the Pledged LP Units on all corporate questions in a manner not inconsistent with the terms of this Pledge Agreement, the Loan
Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. After the occurrence of an Event of Default, the Lender or its nominee may, at the Lender's or such nominee's option and following written notice from the Lender to the Pledgor, exercise all voting powers pertaining to the Pledged Collateral, including the right to take action by shareholder consent. Such authorization shall constitute an irrevocable voting proxy from the Pledgor to the Lender or, at the Lender's option, to the Lender's nominee.

         7.  Dividends and Other
Distributions. (a) So long as no Event of Default or Default shall have occurred:

         (i)  The Pledgor shall be entitled to
receive and retain any and all dividends and interest paid in respect of the Pledged Collateral, provided, however, that any and all

         (A)  dividends and interest paid or
    payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

         (B)  dividends and other
    distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

         (C)  cash paid, payable or otherwise
    distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

shall be Pledged Collateral, and shall be forthwith delivered to the Lender to hold as Pledged
Collateral and shall, if received by the Pledgor, be received in trust for the Lender, be segregated from the other property or funds of the Pledgor, and be delivered immediately to the Lender as Pledged Collateral in the same form as so received
(with any necessary endorsement); and

         (ii)  The Lender shall execute and
deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to clause
(i) above.

         (b) After the occurrence of an
Event of Default:

         (i)  All rights of the Pledgor to
receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Lender, which shall thereupon have the sole right to receive and hold as Pledged
Collateral such dividends and interest payments;

         (ii)  All dividends and interest
payments which are received by the Pledgor contrary to the provisions of clause (i) of this
Section 7(b) shall be received in trust for the Lender, shall be segregated from other funds of the Pledgor and shall be paid over immediately to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsements);

         (iii)  The Pledgor shall, upon the
request of the Lender, at Pledgor's expense, use its best efforts to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Lender;

         (iv)  The Pledgor shall, upon the
request of the Lender, at the Pledgor's expense, do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor will reimburse the Lender for all expenses incurred by the Lender, including, without limitation, reasonable attorneys' and accountants' fees and expenses in connection with the foregoing. The Pledgor agrees that, in light of the fact that federal and state securities laws impose certain restrictions on the method by which the Pledged Collateral may be sold, it will be commercially reasonable if a private sale, upon at least ten (10) days' notice to the Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less than prices which could have been obtained for such security on any market or exchange or in any other public sale.

         8.  Transfers and Other Liens.  The
Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Lender, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral except for the security interest under this Pledge Agreement, the Existing Loan Agreements and in connection with the Indenture.

         9.  Remedies.  (a)  The Lender
shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged
Collateral of a secured party under the Uniform
Commercial Code as in effect in the State of New
York. After the occurrence of an Event of Default and following written notice to the Pledgor, the Lender (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged
Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, and to otherwise act with respect to the Pledged
Collateral as though the Lender were the outright owner thereof. The Pledgor hereby irrevocably constitutes and appoints the Lender as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, such proxy becoming effective upon the occurrence of an Event of Default and following written notice thereof; provided, however, that the Lender shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. In addition, after the occurrence of an Event of Default, the Lender shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged
Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Lender or which the Lender shall otherwise have the ability to transfer under applicable law, the Lender may, in its sole discretion, without notice except as specified below, after the occurrence of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as the Lender may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever.
The Lender may, in its own name, or in the name of a designee or nominee, buy the Pledged
Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. The Pledgor will pay to the Lender all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incidental to, the enforcement of any of the provisions hereof. The Lender agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with the Loan Agreement and the Pledgor shall remain liable for any deficiency following the sale of the Pledged Collateral.

         (b)  Unless any of the Pledged
Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Lender will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, the Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by the Pledgor as provided in Section 25 below at least ten (10) days before the time of the sale or disposition; provided, however, that the Lender may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

         (c)  In view of the fact that federal
and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, the Pledgor agrees that after the occurrence of an Event of Default, the Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Lender may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Lender, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Lender solicits such offers from not less than three (3) such investors, then the acceptance by the Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral;
provided, however, that this Section does not impose a requirement that the Lender solicit offers from three or more investors in order for the sale to be commercially reasonable.

         10.  Security Interest Absolute.  All
rights of the Lender and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

         (a)  Any lack of validity or
    enforceability of the Loan Agreement or
    any other agreement or instrument relating thereto;

         (b)  Any change in the time,
    manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Loan Agreement;

         (c)  Any exchange, release or
    non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or

         (d)  any other circumstance which
    might otherwise constitute a defense
    available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Pledge Agreement.

         11.  Lender Appointed
Attorney-in-Fact. The Pledgor hereby appoints the Lender its attorney-in-fact, with full authority, in the name of the Pledgor or otherwise, after the occurrence of an Event of Default, from time to time in the Lender's sole discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Pledge
Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged
Collateral on the books of a Direct Subsidiary to the name of the Lender or its nominee.

         12.  Waivers.  (a) The Pledgor
waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or Event of Default with respect to any of the Liabilities and all other notices to which the Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the Loan
Agreement.

         (b) The Pledgor agrees that all of
its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind.

         (c)  The Pledgor hereby expressly
waives the benefits of any laws purporting to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge.

         13.  Term.  This Pledge Agreement
shall remain in full force and effect until the Liabilities have been fully and indefeasibly paid in cash, all obligations if the Pledgor in connection with the Loan Agreements have been repaid and the Loan Agreement has been terminated pursuant to its terms. Upon the termination of this Pledge
Agreement as provided above (other than as a result of the sale of the Pledged Collateral), the Lender will release the security interest created hereunder.

         14.  Definitions.  The singular shall
include the plural and vice versa and any gender shall include any other gender as the context may require.

         15.  Successors and Assigns.  This
Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Lender and their respective successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Pledgor.

         16.  GOVERNING LAW.  THIS
PLEDGE AGREEMENT HAS BEEN
EXECUTED AND DELIVERED BY THE
PARTIES HERETO IN NEW YORK, NEW
YORK.  ANY DISPUTE BETWEEN THE
LENDER AND THE PLEDGOR ARISING OUT
OF OR RELATED TO THE RELATIONSHIP
ESTABLISHED BETWEEN THEM IN
CONNECTION WITH THIS PLEDGE
AGREEMENT, AND WHETHER ARISING IN
CONTRACT, TORT, EQUITY, OR
OTHERWISE, SHALL BE RESOLVED IN
ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAWS BUT OTHERWISE
WITHOUT REGARD TO CONFLICTS OF
LAWS PROVISIONS.

         17.  Consent to Jurisdiction;
Counterclaims; Forum Non Conveniens.  (a)
Exclusive Jurisdiction. Except as provided in subsection (b) of this Section 17, the Lender and the Pledgor agree that all disputes between them arising out of or related to the relationship established between them in connection with this Pledge Agreement, whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in New York, New York, but the parties acknowledge that any appeals from those courts may have to be heard by a court located outside of New York, New
York.

         (b)  Other Jurisdictions.  The
Lender shall have the right to proceed against the Pledgor or its property in a court in any location to enable the Lender to obtain personal jurisdiction over the Pledgor, to realize on the Pledged Collateral or any other security for the Liabilities or to enforce a judgment or other court order entered in favor of the Lender. The Pledgor shall not assert any permissive counterclaims in any proceeding brought by the Lender arising out of or relating to this Pledge Agreement.

         (c)  Venue; Forum Non
Conveniens. Each of the Pledgor and the Lender waives any objection that it may have (including, without limitation, any objection to the laying of venue or based on forum non conveniens) to the location of the court in which any proceeding is commenced in accordance with this Section 17.

         18.  WAIVER OF JURY TRIAL.
EACH OF THE PLEDGOR AND THE Lender
WAIVES ANY RIGHT TO TRIAL BY JURY IN
ANY DISPUTE, WHETHER SOUNDING IN
CONTRACT, TORT, OR OTHERWISE,
BETWEEN THE LENDER AND THE
PLEDGOR ARISING OUT OF OR RELATED
TO THE TRANSACTIONS CONTEMPLATED
BY THIS PLEDGE AGREEMENT OR ANY
OTHER INSTRUMENT, DOCUMENT OR
AGREEMENT EXECUTED OR DELIVERED IN
CONNECTION HEREWITH.  EITHER THE
PLEDGOR OR THE Lender MAY FILE AN
ORIGINAL COUNTERPART OR A COPY OF
THIS PLEDGE AGREEMENT WITH ANY
COURT AS WRITTEN EVIDENCE OF THE
CONSENT OF THE PARTIES HERETO TO
THE WAIVER OF THEIR RIGHT TO TRIAL
BY JURY.

         19.  Waiver of Bond.  The Pledgor
waives the posting of any bond otherwise required of the Lender in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Liabilities, to enforce any judgment or other court order entered in favor of the Lender, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Pledge
Agreement or any other agreement or document between the Lender and the Pledgor.

         20.  Advice of Counsel.  The
Pledgor represents and warrants to the Lender that it has consulted with its legal counsel regarding all waivers under this Pledge Agreement, including without limitation those under Section 12 and Sections 16 through 19 hereof, that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to the Lender to extend the indebtedness secured hereby.

         21.  Severability.  Whenever
possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         22.  Further Assurances.  The
Pledgor agrees that it will cooperate with the Lender and will execute and deliver, or cause to be executed and delivered, all such other proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as the Lender may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

         23.  The Lender' s Duty of Care.
The Lender shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Lender's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Lender's possession. Without limiting the generality of the foregoing, the Lender shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall constitute part of the Liabilities secured hereby.

         24.  Notices.  All notices and other
communications required or desired to be served, given or delivered hereunder shall be made in writing or by a telecommunications device capable of creating a written record and shall be addressed to the party to be notified as follows:

if to the Pledgor, at

         Aegis Consumer Finance, Inc.
         525 Washington Boulevard
         Jersey City, New Jersey  07310
         Attention: President
         Telecopy:  (201) 418-7379

if to the Lender, at

         III Finance, Ltd.
         c/o Admiral Administration Ltd.
         Anchorage Center, 2nd Floor
         Grand Cayman, Cayman Islands
         British West Indies
         Attention:  David Bree
         Telecopy:  (345) 949-0705

with copies to

         III Offshore Advisors
         250 South Australian Avenue, Suite
600
         West Palm Beach, Florida  33401
         Attention: Robert Fasulo
         Telecopy: (407) 655-5496

or, as to each party, at such other address as designated by such party in a written notice to the other party. All such notices and communications shall be deemed to be validly served, given or delivered (i) three (3) days following deposit in the United States mails, with proper postage prepaid; (ii) upon delivery thereof if delivered by hand to the party to be notified; (iii) one Business
Day after delivery thereof to a reputable overnight courier service, with delivery charges prepaid; or
(iv) upon transmission thereof with confirmation of successful transmission from the sending telecommunications device, if sent by telecommunications device.

         25.  Amendments, Waivers and
Consents. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender pursuant to its authority under the Loan Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         26.  Section Headings.  The section
headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

         27.  Execution in Counterparts.
This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

         28.  Merger.  This Pledge
Agreement represents the final agreement of the Pledgor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Pledgor and the Lender.

         29.  Reference to and Effect Upon
Existing Pledge Agreements; No Novation.  This
Pledge Agreement amends and restates previously delivered pledge agreements executed and delivered by the Pledgor to the Lender in connection with Existing Loan Agreements. This
Pledge Agreement merely restates the grant of the security interest in the Pledged Collateral granted to the Lender in connection with the Existing
Loan Agreements and shall not be construed as a novation of such grant.

         IN WITNESS WHEREOF, the
Pledgor and the Lender have executed this Pledge
Agreement as of the date set forth above.



    AEGIS CONSUMER FINANCE, INC.




    By:  _________________________

         Name: ___________________

         Title: ____________________


III FINANCE, LTD.



    By:  _________________________

         Name: ___________________

         Title: ____________________

                               ACKNOWLEDGMENT


         The undersigned hereby
acknowledges receipt of a copy of the foregoing
Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Lender or its nominee or the exercise of voting rights by the Lender or its nominee.


AEGIS AUTO RECEIVABLES 1994-A, L.P.


By:      ___________________________
         its General Partner

    By: ________________________

    Name: ______________________


AEGIS AUTO RECEIVABLES 1994-2, L.P.


By: ___________________________

    its General Partner

    By: ________________________

    Name: ______________________



AEGIS AUTO RECEIVABLES 1994-3, L.P.


By: ___________________________

    its General Partner



         By: ________________________

    Name: ______________________


AEGIS AUTO RECEIVABLES 1995-1, L.P.


By: ___________________________

    its General Partner

    By: ________________________

    Name: ______________________

                             TABLE OF CONTENTS


    1.  Pledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

    2.  Security for Liabilities . . . . . . . . . . . . . . . . . . . . . 2

    3.  Pledged Collateral Adjustments . . . . . . . . . . . . . . . . . . 2

    4.  Subsequent Changes Affecting Pledged
    Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

    5.  Representations and Warranties . . . . . . . . . . . . . . . . . . 3

    6.  Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . 4

    7.  Dividends and Other Distributions. . . . . . . . . . . . . . . . . 4

    8.  Transfers and Other Liens. . . . . . . . . . . . . . . . . . . . . 5

    9.  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

    10.  Security Interest Absolute. . . . . . . . . . . . . . . . . . . . 7

    11.  Lender Appointed Attorney-in-Fact . . . . . . . . . . . . . . . . 7

    12.  Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

    13.  Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

    14.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

    15.  Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . 8

    16.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . 8

    17.  Consent to Jurisdiction;
    Counterclaims; Forum Non Conveniens. . . . . . . . . . . . . . . . . . 8

    18.  WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . . . . 9

    19.  Waiver of Bond. . . . . . . . . . . . . . . . . . . . . . . . . . 9

    20.  Advice of Counsel . . . . . . . . . . . . . . . . . . . . . . . . 9

    21.  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . 9

    22.  Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . 9

    23.  The Lender' s Duty of Care. . . . . . . . . . . . . . . . . . . . 9

    24.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

    25.  Amendments, Waivers and Consents. . . . . . . . . . . . . . . . .11

    26.  Section Headings. . . . . . . . . . . . . . . . . . . . . . . . .11

    27.  Execution in Counterparts . . . . . . . . . . . . . . . . . . . .11

    28.  Merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

    29.  Reference to and Effect Upon Existing
    Pledge Agreements; No Novation . . . . . . . . . . . . . . . . . . . .11
















A:\10_108_3.WPD   September 4, 1997 (12:16p)